                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 13, 1996 (except Notes 1, 10 and 11, as to which the date is January 14, 1997), in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-19635) and related Prospectus of Dunn Computer Corporation for the registration of 1,000,000 shares of its common stock.


                                                           /S/ ERNST & YOUNG LLP


Vienna, Virginia
April 3, 1997